Fixed Assets	12 Months Ended
Sep. 30, 2012
Property, Plant and Equipment [Abstract]
Fixed Assets

NOTE - 6	FIXED ASSETS

Fixed assets were comprised of the following as of September 30, 2012 and 2011:

	9/30/2012	9/30/2011
Cost:
Software and website development	$66,034	$58,160
Machinery and equipment	436,130	264,718
Furniture and fixtures	0	0
Total cost	502,164	322,878
Less: Accumulated depreciation	(212,657)	(147,554)
Property and equipment, net	$289,507	$175,324

Depreciation expense of $65,104 and $38,800 were recognized during the years ended September 30, 2012 and 2011, respectively, in the accompanying consolidated statements of operations. In addition, the Company evaluated the recoverability of the fixed assets and recognized impairment of fixed assets in the amounts of $11,000 and $30,833 during the years ended September 30, 2012 and 2011, respectively.